Investments	12 Months Ended
Dec. 31, 2019
Investments, Debt and Equity Securities [Abstract]
Investments	Investments
As of December 31, 2018 and 2019, the Company’s carrying value of investments in privately-held companies was $15.0 million and $15.0 million, respectively.
In May 2014, the Company made a strategic investment of $15.0 million in Automattic, Inc. (“Automattic”), which provides content management systems associated with WordPress. The investment represents less than 5.0% of the outstanding shares of Automattic. The investment is accounted for using the measurement alternative under ASU 2016-01 as fair value is not readily available.
On March 3, 2016, the Company purchased a $0.6 million convertible promissory note from a business that provides web and mobile money management solutions, with the potential for subsequent purchases of additional convertible notes. During the year ended December 31, 2017, the Company recognized an impairment expense of $0.6 million in other expense in the consolidated statement of operations and comprehensive income (loss), as the carrying amount of the investment was deemed unrecoverable. This impairment was recognized in the Company's web presence segment.
On April 8, 2016, the Company made an investment of $5.0 million for a 33.0% equity interest in Fortifico Limited, a company providing a billing, customer relationship management (CRM), and affiliate management solution to small and mid-sized businesses. During the year ended December 31, 2016, the Company incurred a charge of $4.7 million to impair the Company's 33% equity interest in Fortifico Limited, after determining that there were diminishing projected future cash flows on this investment.
Investments in which the Company’s interest is less than 20.0% and which are not classified as available-for-sale securities are carried at the lower of cost or net realizable value unless it is determined that the Company exercises significant influence over the investee company, in which case the equity method of accounting is used. For those investments in which the Company’s voting interest is between 20.0% and 50.0%, the equity method of accounting is used. Under this method, the investment balance, originally recorded at cost, is adjusted to recognize the Company’s share of net earnings or losses of the investee company, as they occur, limited to the extent of the Company’s investment in, advances to and commitments for the investee. These adjustments are reflected in equity (income) loss of unconsolidated entities, net of tax in the Company’s consolidated statements of operations and comprehensive income (loss). The Company recognized net profit of $0.1 million and net loss of $0.3 million for the years ended December 31, 2017 and 2018, respectively. The Company recorded no charges related to its investments during the year ended December 31, 2019.
From time to time, the Company may make new and follow-on investments and may receive distributions from investee companies. As of December 31, 2019, the Company was not obligated to fund any follow-on investments in these investee companies.
As of December 31, 2019, the Company did not have an equity method investment in which the Company’s proportionate share exceeded 10% of the Company’s consolidated assets or income from continuing operations. As of December 31, 2019, the Company did not have an equity method investment in which the Company’s proportionate share of net losses exceeded 20% of net loss of the Company’s consolidated statement of operations and comprehensive income (loss).